EXHIBIT 1
         to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(k)(1)


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of December 28, 2001


                                GENERAL ATLANTIC PARTNERS, LLC


                                By: /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS 16, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its general partner

                                By: /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact

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                                                                               2

                                GENERAL ATLANTIC PARTNERS 19, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its general partner

                                By: /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GENERAL ATLANTIC PARTNERS II, L.P.

                                By: General Atlantic Partners, LLC,
                                    Its general partner

                                By: /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact


                                GAP COINVESTMENT PARTNERS, L.P.

                                By: /s/ Thomas J. Murphy
                                    -------------------------------------------
                                    Name:   Thomas J. Murphy
                                    Title:  Attorney-In-Fact